UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

FAZE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	84-2081659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 N. Cahuenga Blvd.

Los Angeles, California 90038

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 688-6373

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.0001 per share	FAZE	The Nasdaq Stock Market

Warrants, each whole warrant exercisable for one share of common stock	FAZEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement Amendment

As previously disclosed, on October 19, 2023, FaZe Holdings Inc., a Delaware corporation (“FaZe”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with GameSquare Holdings, Inc., a British Columbia corporation (“GameSquare”), and GameSquare Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of GameSquare (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into FaZe (the “Merger”), with FaZe surviving such Merger as a wholly-owned subsidiary of GameSquare. The Merger Agreement contained, among other things, mutual termination rights for FaZe and GameSquare in the event the Merger is not completed by December 31, 2023 (the “End Date”).

On December 19, 2023, GameSquare, FaZe and Merger Sub entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which the End Date was extended from December 31, 2023 to February 15, 2024. Other than as expressly modified by the Amendment, the Merger Agreement (which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by FaZe with the Securities and Exchange Commission (the “SEC”) on October 20, 2023) remains in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information about the Merger and Related Transactions and Where to Find It

FaZe, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the proposed Merger. On December 11, 2023, GameSquare filed with the SEC a Registration Statement on Form F-4 (the “F-4”), which includes a preliminary proxy statement/prospectus relating to the proposed Merger. GameSquare and certain of its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FaZe in connection with the Merger. In connection with the proposed Merger, upon the effectiveness of the F-4, FaZe intends to mail the definitive proxy statement/prospectus to its stockholders, to be used at the meeting of FaZe’s stockholders to approve the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS OF FAZE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FAZE, GAMESQUARE AND THE MERGER. When available, the definitive proxy statement/prospectus and other relevant materials for the Merger will be mailed to stockholders of FaZe as of the record date established for voting on the proposed Merger. Investors and security holders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this Current Report on Form 8-K. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “expects”, “plans”, “projects”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and accordingly are forward-looking statements. In this Current Report on Form 8-K, forward-looking statements relate, among other things, to: the anticipated timing for closing the Merger, the combined company’s future performance and revenue; continued growth and profitability of the combined company; and the combined company’s ability to execute its business plans and achieve certain cost synergies. These forward-looking statements are provided only to provide information currently available to FaZe and GameSquare and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the satisfaction of conditions precedent (including shareholder approvals) to the consummation of the proposed Merger, the combined company being able to complete and successfully integrate acquisitions, the combined company being able to grow its business, execute its business plan or achieve projected cost synergies, the combined company being able to recognize and capitalize on opportunities and the combined company continuing to retain and attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: FaZe’s and GameSquare’s ability to complete the contemplated Merger and the Parent Financing (as defined in the Merger Agreement), the combined company’s ability to achieve its objectives, the combined company’s successful execution of its growth strategy, the ability of the combined company to obtain future financings or complete offerings on acceptable terms, the consummation of the planned $10 million private placement of public equity by GameSquare in connection with the contemplated transaction, failure to leverage the combined company’s portfolio across entertainment and media platforms, dependence on the combined company’s key personnel and general business, economic, competitive, political and social uncertainties, including impact of the COVID-19 pandemic and any variants. These risk factors are not intended to represent a complete list of the factors that could affect FaZe and GameSquare, which factors are discussed in FaZe’s recent publicly filed quarterly report on Form 10-Q and annual report on Form 10-K, filed with the SEC on August 14, 2023 and April 4, 2023 respectively, and in GameSquare’s most recent publicly filed annual report on Form 20-F filed with the SEC on December 29, 2022 and its 20-F/A filed with the SEC on December 20, 2023. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and0 information contained in this Current Report on Form 8-K. Neither FaZe nor GameSquare assumes any obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or a valid exemption from registration thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of December 19, 2023, by and among GameSquare Holdings, Inc., GameSquare Merger Sub I, Inc., and FaZe Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2023

FAZE HOILDINGS INC.

By:	/s/ Christoph Pachler
Christoph Pachler
Interim Chief Executive Officer

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